EXHIBIT 99.1

                  UNITED STATES BANKRUPTCY COURT
                   NORTHERN DISTRICT OF GEORGIA
                          NEWNAN DIVISION

IN RE:                         }       CASE NUMBER
                               }       02-10835
                               }
The NewPower Company, et. al.  }       JUDGE   W. Homer Drake, Jr.
                               }
DEBTORS                        }       CHAPTER 11


           DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                          FOR THE PERIOD

                     FROM 10/31/04 TO 11/30/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                       Paul Ferdinands
                                       ---------------------------
                                       Attorney for Debtor

Debtor's Address                       Attorney's Address
and Phone Number                       and Phone Number

P.O. Box 17296                         191 Peachtree St.
Stamford, Ct 06907                     Atlanta, GA 30303
Tel: (203) 329-8412                    Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835           Post Petition
                                      Totals

For Period from October 31, 2004 through November 30, 2004

Opening Cash Balance -10/31/04   $       57,062 (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other          33
-----------------------------------------------
Total Inflows                                33
-------------------------------------------------------------------------
                                               Distribution of Outflows

Outflows:                                          NewPower      The NewPower
Post Petition:                                   Holdings, Inc.     Company
-------------                                    --------------     -------

Call Center (Sitel)
Professionals - Bankruptcy                  163          163
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                    0            0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                          0            0
Insurance
Utilities (Heat, Hydro, Phone, etc.)          1            1
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                       9            9
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Distribution to Equity
----------------------------------------------------------------------------
Total Outflows                              173          173
----------------------------------------------------------------------------

------------------------------------------------
Net Cash Flows                             (140)
------------------------------------------------
                                 ---------------
Closing Cash Balance              $      56,922
=================================---------------

Amount of Cash Balance in Reserve for
Classes 8 -12                            44,465

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from October 31, 2004 through November 30, 2004
Amounts in $000's

Accounts Receivable at Petition Date:    $75,200


Beginning of Month Balance* - Gross      $13,476 (per 10/31/04 G/L)   -13436565
PLUS:  Current Month New Billings              -
LESS:  Collections During the Month            -
                                         -------

End of Month Balance - Gross             $13,476 (per 11/30/04 G/L)
Allowance for Doubtful
Accounts                                 (13,476)
                                         -------

End of Month Balance - Net of Allowance  $     -
                                         =======

                       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                             AR Aging for Post Petition
                             Receivables

                             Current >30 days    >60 days    Total
                             -----------------------------------------

                              $   -  $      -    $    111   $   111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from October 31, 2004 through November 30, 2004
Amounts in $000's


See attached System Generated A/P reports as of 11/30/04 (Attachments 2A and 2B).


Beginning of Period Balance              $    27 (per 10/31/04 G/L)
PLUS:  New Indebtedness Incurred              78
LESS:  Amounts Paid on A/P                  (78)
                                         -------

End of Month Balance                     $    27 (per 11/30/04 G/L)
                                         =======

                                                                    Exhibit 2A


                                                 The New Power Company
                                                 Vendor Balance Detail
                                                As of November 30, 2004

                                             Type            Date         Amount      Balance
                                         -------------    -----------    ---------  ------------
    AT&T                                                                                  64.35

    Carroll & Gross                                                                   22,814.73

    D'Arcangelo & Co. LLP                                                              4,614.50

    Kaster Moving Co. Inc.                                                                 0.00
                                         Bill             11/07/2004        450.30       450.30
                                         Bill Pmt-Check   11/07/2004       -450.30         0.00
                                         Bill             11/28/2004      1,740.95     1,740.95
                                         Bill Pmt-Check   11/28/2004     -1,740.95         0.00
                                                                          --------- ------------
    Total Kaster Moving Co. Inc.                                              0.00         0.00

    King and Spalding                                                                      0.00
                                         Bill             11/07/2004     13,945.45    13,945.45
                                         Bill Pmt-Check   11/07/2004    -13,945.45         0.00
                                                                         ---------  ------------
    Total King and Spalding                                                   0.00         0.00

    Leboeuf, Lamb, Greene & Macrae                                                         0.86
    Total Leboeuf, Lamb, Greene & Macrae                                                   0.86

    Mellon Investors Services, LLC                                                         0.00
                                         Bill             11/28/2004      1,502.89     1,502.89
                                         Bill Pmt-Check   11/28/2004     -1,502.89         0.00
                                                                         ---------  ------------
    Total Mellon Investors Services, LLC                                      0.00         0.00

    Morris, Manning & martin, LLP                                                          0.00
                                         Bill             11/07/2004     21,524.41    21,524.41
                                         Bill Pmt-Check   11/07/2004    -21,524.41         0.00
                                                                         ---------  ------------
    Total Morris, Manning & martin, LLP                                       0.00         0.00

    Ms. Patricia Foster                                                                    0.00
                                         Bill             11/07/2004        395.63       395.63
                                         Bill Pmt-Check   11/07/2004       -395.63         0.00
                                                                         ---------  ------------
    Total Ms. Patricia Foster                                                 0.00         0.00

    PACER Service Center                                                                   0.00
                                         Bill             11/07/2004         45.15         45.15
                                         Bill Pmt-Check   11/07/2004        -45.15          0.00
                                                                         ---------  ------------
    Total PACER Service Center                                                0.00          0.00

    Parker, Hudson, Rainer & Dobbs                                                          0.00
                                         Bill             11/07/2004     69,466.34     69,466.34
                                         Bill             11/07/2004     47,825.31    117,291.65
                                         Bill Pmt-Check   11/07/2004   -117,291.65          0.00
                                                                         ---------  ------------
    Total Parker, Hudson, Rainer & Dobbs                                      0.00          0.00



                                                                    Exhibit 2A

                       The New Power Company
                       Vendor Balance Detail
                      As of November 30, 2004


                                             Type            Date         Amount      Balance
                                         -------------    -----------    ---------  ------------
    Poorman-Douglas Corporation                                                            0.00
                                         Bill             11/07/2004      1,775.03     1,775.03
                                         Bill Pmt-Check   11/07/2004     -1,775.03         0.00
                                         Bill             11/28/2004        840.28       840.28
                                         Bill Pmt-Check   11/28/2004       -840.28         0.00
                                                                         ---------  ------------
    Total Poorman-Douglas Corporation                                         0.00         0.00

    Scherers Conferencing                                                                  0.00
                                         Bill             11/07/2004        172.78       172.78
                                         Bill Pmt-Check   11/07/2004       -172.78         0.00
                                         Bill             11/28/2004        167.42       167.42
                                         Bill Pmt-Check   11/28/2004       -167.42         0.00
                                                                         ---------  ------------
    Total Scherers Conferencing                                               0.00         0.00

    Sidley Austin Brown & Wood                                                             0.00
                                         Bill             11/28/2004    206,367.00   206,367.00
                                         Bill             11/28/2004     93,990.06   300,357.06
                                         Bill             11/28/2004     22,538.34   322,895.40
                                         Bill             11/28/2004     58,827.50   381,722.90
                                         Bill             11/28/2004     91,175.89   472,898.79
                                         Bill Pmt-Check   11/28/2004   -265,194.50   207,704.29
                                                                         ---------  ------------
    Total Sidley Austin Brown & Wood                                    207,704.29   207,704.29

    SNET                                                                                   0.00
                                         Bill             11/07/2004         92.94        92.94
                                         Bill             11/07/2004        134.98       227.92
                                         Bill Pmt-Check   11/07/2004       -227.92         0.00
                                         Bill             11/28/2004         12.33        12.33
                                         Bill             11/28/2004        129.34       141.67
                                         Bill Pmt-Check   11/28/2004       -141.67         0.00
                                                                         ---------  ------------
    Total SNET                                                                0.00         0.00

    Sutherland Asbill & Brennan, LLC                                                    -208.11

    U.S. Trustee Program Payment Center                                                    0.00

                                         Bill             11/07/2004      8,000.00     8,000.00
                                         Bill Pmt-Check   11/07/2004     -8,000.00         0.00
                                         Bill             11/28/2004        250.00       250.00
                                         Bill             11/28/2004      5,000.00     5,250.00
                                         Bill Pmt-Check   11/28/2004     -5,250.00         0.00
                                                                         ---------  ------------
    Total U.S. Trustee Program Payment Center                                 0.00         0.00

    United States Treasury                                                                 0.00
                                         Bill             11/07/2004        400.00       400.00
                                         Bill Pmt-Check   11/07/2004       -400.00         0.00
                                                                         ---------  ------------
    Total United States Treasury                                              0.00         0.00
                                                                         ---------  ------------
TOTAL                                                                   207,704.29   234,990.62
                                                                         =========  ============

    Balance at 10/31/04                                                               27,286.33
    New Invoices                                                                     646,770.32
    Payments Made                                                                   -439,066.03
                                                                                   -------------
    Balance at 11/30/04                                                              234,990.62
                                                                                   =============

                                                                    Exhibit 2A

                       The New Power Company
                       Vendor Balance Detail
                      As of November 30, 2004

    AT&T

    Carroll & Gross

    D'Arcangelo & Co. LLP

    Kaster Moving Co. Inc.




    Total Kaster Moving Co. Inc.

    King and Spalding



    Total King and Spalding

    Leboeuf, Lamb, Greene & Macrae
    Total Leboeuf, Lamb, Greene & Macrae

    Mellon Investors Services, LLC




    Total Mellon Investors Services, LLC

    Morris, Manning & martin, LLP



    Total Morris, Manning & martin, LLP

    Ms. Patricia Foster



    Total Ms. Patricia Foster

    PACER Service Center


    Total PACER Service Center

    Parker, Hudson, Rainer & Dobbs





    Total Parker, Hudson, Rainer & Dobbs

    Poorman-Douglas Corporation

                                                                    Exhibit 2A

                       The New Power Company
                       Vendor Balance Detail
                      As of November 30, 2004



    Total Poorman-Douglas Corporation

    Scherers Conferencing




    Total Scherers Conferencing

    Sidley Austin Brown & Wood








    Total Sidley Austin Brown & Wood

    SNET









    Total SNET

    Sutherland Asbill & Brennan, LLC

    U.S. Trustee Program Payment Center


                                                                            0.00


    Total U.S. Trustee Program Payment Center

    United States Treasury


    Total United States Treasury

TOTAL

    Balance at 10/31/04
    New Invoices
    Payments Made
    Balance at 11/30/04

                                                                    Exhibit 2b

                             The New Power Company
                              Unpaid Bills Detail
                            As of November 30, 2004


                                             Date            Open Balance
                                          ------------      ----------------
    AT&T

                                           06/30/2003                 64.35
                                                            ----------------
    Total AT&T                                                        64.35
    Carroll & Gross

                                           06/30/2003             22,814.73
                                                            ----------------
    Total Carroll & Gross                                         22,814.73
    D'Arcangelo & Co. LLP

                                           11/21/2003              4,614.50
                                                            ----------------
    Total D'Arcangelo & Co. LLP                                    4,614.50
    Leboeuf, Lamb, Greene & Macrae

                                           10/14/2003                  0.86
                                                            ----------------
    Total Leboeuf, Lamb, Greene & Macrae                               0.86
    Sidley Austin Brown and Wood, LLC

                                           11/28/2004             93,990.06
                                           11/28/2004             22,538.34
                                           11/28/2004             91,175.89
                                                            ----------------
                                                                 207,704.29

    Sutherland Asbill & Brennan, LLC

                                           07/08/2003               -208.11
                                                            ----------------
    Total Sutherland Asbill & Brennan, LLC                           -208.11
                                                            ----------------

TOTAL                                                             234,990.62


                                                                   Page 1 of 1












                   ================

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from October 31, 2004 through November 30, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date       $ 15,587


Inventory at Beginning of Period         $      -  (per10/31/04 - G/L)
PLUS:  Inventory Purchased                      -  (per daily cash - report)
LESS:  Inventory Used or Sold                   -
                                         --------

End of Month Balance                     $      -  (per 11/30/04 - G/L)
                                         ========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date              $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period      $      -
Less:  Depreciation Expense                     -
Less:  Dispositions                             -
Add:  Purchases                                 -
                                          -------

Fixed Assets at End of Period            $      -
                                         ========

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA #021000021
Account Name:           The New Power Company Concentration Account
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance       $  1,375,849.39
Total Deposits          $      3,616.45
Total Payments          $    173,050.06
Closing Balance         $  1,206,415.78
Service Charges         $        334.10

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 2 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Controlled
                        Disbursements (A/P)

Beginning Balance                   $0.00
Total Deposits                $163,828.32
Total Payments                $163,828.32
Closing Balance                     $0.00
Service Charges         N/A

First Check issued this Period            200613
Last Check issued this Period             200632
Total # of checks issued this Period          18

                                                                  Attachment 4
                                                                  Page 3 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:     Controlled Disbursements (Customer Refunds)

Beginning Balance              $0.00
Total Deposits                $47.32
Total Payments                $47.32
Closing Balance                $0.00
Service Charges         N/A

First Check issued this Period          NA
Last Check issued this Period           NA
Total # of checks issued this Period    NA

                                                                  Attachment 4
                                                                  Page 4 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA #021000021
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Money Market

Beginning Balance       $ 11,248,101.19
Total Deposits          $      6,010.81
Total Payments          $           -
Closing Balance         $ 11,254,112.00
Service Charges         $           -

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 5 of 16

Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   11/01/2004-11/30/2004

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA #021000021
Account Name:                       The New Power Company Reserve Account
Account Number:
Purpose of Account:                 Reserve for Shareholder Distributions

Beginning Balance                   $ 44,441,192.41
Total Deposits                      $     23,748.69
Total Payments                      $           -
Closing Balance                     $ 44,464,941.10
Service Charges                     $           -

First Check issued this Period                          N/A
Last Check issued this Period                           N/A
Total # of checks issued this Period                    N/A
Interest Earned in Oct. 2004        $      3,371.13
Interest Earned in Nov  2004        $     23,748.69



                                           Shares           Distribution      Interest Oct       Interest Nov         Balance
LJM2-TNPC LLC                               4,554,692       2,637,268.28            200.07           1,409.42      2,638,877.77
LJM2-TNPC LLC - to estate                                      50,000.00              3.79              26.72         50,030.51
Lana Pai                                    1,032,000         608,880.00             46.19             325.40        609,251.59
Enron Energy Services                       8,650,400       5,103,736.00            387.18           2,727.56      5,106,850.74
Cortez Energy Services                      5,000,000       2,950,000.00            223.79           1,576.55      2,951,800.35
                                                                                         -                  -                 -
Surfboards & Co.- warrants                  5,404,800       2,918,592.00            221.41           1,559.77      2,920,373.18
McGarrett I,  LLC - warrants                6,766,400       3,653,856.00            277.19           1,952.71      3,656,085.90
McGarrett II,  LLC - warrants               8,458,200       4,567,428.00            346.49           2,440.95      4,570,215.44
McGarrett III, LLC - warrants               2,791,800       1,507,572.00            114.37             805.68      1,508,492.05
EES Warrant Trust - warrants               24,117,800      13,023,612.00            987.99           6,960.15     13,031,560.14
                                                                                         -                  -                 -
Ari Benacerraf- options                        10,000           5,400.00              0.41               2.89          5,403.30
Underwriters Settlements                                    7,411,477.00            562.25           3,960.88      7,416,000.13

                                                           44,437,821.28          3,371.13          23,748.69     44,464,941.10

                                                                  Attachment 4
                                                                  Page 6 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower ACH Account
Account Number:
Purpose of Account: ACH (T&E)

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                    ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Herndon, VA  ABA #051400549
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Natural Gas Collections

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC ABA #053000219
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/ IBM Collections

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges               $0.00

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:     Payroll

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges  N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Enron Segregated A/C
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit # 00192
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance             $0.00 CAN$
Total Deposits
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         $       -

First Check issued this Period          NA
Last Check issued this Period           NA
Total # of checks issued this Period     0


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC ABA #053000219
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/AES Collections

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                   ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit # 00192
Account Name:           The New Power Company
Account Number:
Purpose of Account:     US$ A/C

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                   ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                  ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          None
Last Check issued this Period           None
Total # of checks issued this Period    None

                   ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           Credit Suisse Asset Management
Branch:                 466 Lexington Ave.  NY, NY 10017-3140
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Short Term Cash Mgmt Portfolio

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                    ACCOUNT CLOSED

                                                                   Attachment 5

                   The New Power Company 6/30/03
                           Check Detail
                           November 2004


          Num                  Date                          Name                            Amount
-------------------------   ------------   -----------------------------------------   -------------------

200613                       11/07/2004    United States Treasury - void                           400.00
200614                       11/07/2004    Issued in October
200615                       11/07/2004    Issued in October
200616                       11/07/2004    Ms. Patricia Foster                                     395.63
200617                       11/07/2004    Poorman-Douglas Corporation                           1,775.03
200618                       11/07/2004    Kaster Moving Co. Inc.                                  450.30
200619                       11/07/2004    SNET                                                    227.92
200620                       11/07/2004    Parker, Hudson, Rainer & Dobbs                      117,291.65
200621                       11/07/2004    Morris, Manning & martin, LLP                        21,524.41
200622                       11/07/2004    Scherers Conferencing                                   172.78
200623                       11/07/2004    PACER Service Center                                     45.15
200624                       11/07/2004    King and Spalding                                    13,945.45
200625                       11/07/2004    U.S. Trustee Program Payment Center                   8,000.00
200626                       11/28/2004    SNET                                                    141.67
200627                       11/28/2004    U.S. Trustee Program Payment Center                   5,250.00
200628                       11/28/2004    Scherers Conferencing                                   167.42
200629                       11/28/2004    Kaster Moving Co. Inc.                                1,740.95
200630                       11/28/2004    Poorman-Douglas Corporation                             840.28
200631                       11/28/2004    Mellon Investors Services, LLC                        1,502.89
200632                       11/28/2004    Sidley Austin Brown & Wood                          265,194.50

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from October 31, 2004 through November 30, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from October 31, 2004 through November 30, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                          Full Time  Part Time

# of Employees at beginning of period                                      1
# hired during the period                                        -         -
# terminated/resigned during period                              -         -
                                                         --------------------
# employees on payroll - end of period                           0         1
                                                         ====================

# of employees on temporary consulting assignments                         0

Confirmation of Insurance
-------------------------

See supplemental attachment.*



*Omitted

                                                                 Attachment 7B
                                                                (Supplemental)

                                        Payments made to insiders 11/01/04 -11/30/04

Payments are in gross amts

                             Title                     Amount       Date       Type

FOSTER, MARY                 President & CEO           $ 5,208.33   11/15/2004 Salary for pay period 11/01 - 11/15
                                                       $ 5,208.33   11/30/2004 Salary for pay period 11/16 - 11/30
                                                       ----------

                                                       $10,416.67
                                                       ==========


                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from October 31, 2004 through November 30, 2004

None